UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 26, 2023

CalAmp Corp.

(Exact name of Registrant as Specified in Its Charter)

Delaware	0-12182	95-3647070
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15635 Alton Parkway Suite 250
Irvine, California		92618
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (949) 600-5600

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 per share	CAMP	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

The undersigned registrant hereby amends the registrant’s Current Report on Form 8-K, filed July 28, 2023, to (i) revise Item 5.02 to disclose the requirement for a director resignation upon a failure to be re-elected and the subsequent decision by the Board of Directors of the registrant to accept the director's resignation and (ii) revise Item 5.07 to reflect that a director of the registrant failed to be re-elected at the registrant’s 2023 Annual Meeting of Stockholders.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

On July 26, 2023, CalAmp Corp. (the “Company”) held its 2023 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders approved the CalAmp Corp. Amended and Restated 2004 Incentive Stock Plan (the “Amended Plan”). The Amended Plan was adopted by the Company’s Board of Directors (the “Board”) on June 13, 2023.

The Amended Plan amends and restates the Company’s existing CalAmp Corp. Amended and Restated 2004 Incentive Stock Plan, as amended (the “Plan”) and makes the following material changes to the Plan:

(i)
Increases the number of shares of common stock available by 1,748,000 shares (the “Share Reserve Increase”) to an aggregate of 14,598,000 shares, and therefore increases the number of shares which may be granted as incentive stock options under the Amended Plan, by 1,748,000 shares to an aggregate of 14,598,000 shares;
(ii)
Increases the number of shares that may be granted to any employee during any fiscal year of the Company by 200,000 shares to 500,000 shares (the “Individual Employee Limit”);
(iii)
Removes the Plan’s “full value” award limit, which limited the number of “full value” awards (i.e., awards other than stock options and stock appreciation rights) that could be granted under the Plan to awards covering 5,550,000 shares (notwithstanding the Plan’s aggregate share limit). Under the Amended Plan, the number of shares pursuant to full value awards granted on or after the effective date of the Amended Plan may be granted up to the maximum number of shares available under the Amended Plan;
(iv)
Removes “liberal share-counting” provisions, such that shares tendered or withheld to satisfy the tax withholding obligations associated with an award will not be added back into the Amended Plan’s share reserve;
(v)
Amends the definition of eligible consultants to include any individual or entity that qualifies as a consultant under the Form S-8 rules;
(vi)
Clarifies the application of the minimum vesting provision; and
(vii)
Extends the right to grant awards under the Amended Plan through June 1, 2033 (the “Term Extension”).

The Amended Plan, other than the Share Reserve Increase, the increased Individual Employee Limit, and the Term Extension became effective on the date the Board adopted the Amended Plan. The Share Reserve Increase, the increased Individual Employee Limit and the Term Extension became effective upon stockholder approval on the date of the Annual Meeting on July 26, 2023.

The terms and conditions of the Amended Plan are described in the section entitled “Proposal 4 – Approval of the CalAmp Corp. Amended and Restated 2004 Incentive Stock Plan” in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on June 14, 2023 (the “Proxy Statement”). The foregoing description of the Amended Plan does not purport to be complete and is qualified in its entirety by reference to the complete text of the Amended Plan, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Director Resignation Policy

As described in Item 5.07 below, at the Annual Meeting Wesley Cummins, an incumbent director, did not receive a majority of the votes cast at the Annual Meeting for his election to the Board. In accordance with the Company's director resignation policy, an incumbent director who is not elected by a majority of the votes cast is expected to tender his or her resignation to the Governance and Nominating Committee, which will recommend to our Board whether to accept or reject the resignation offer, or whether other action should be taken, in accordance with the director resignation policy in our Corporate Governance Guidelines

On October 24, 2023, upon the recommendation of the Governance and Nominating Committee, the Board accepted Mr. Cummins' resignation, effective October 24, 2023.

Item 5.07. Submission of Matters to a Vote of Security Holders.

As of the record date for the Annual Meeting, June 1, 2023, there were 37,536,574 shares of common stock issued, outstanding and entitled to vote at the Annual Meeting.

At the Annual Meeting, eight directors stood for election to a one-year term expiring at the 2023 Annual Meeting. Under Proposal 1, all but one of the director nominees were elected under the Registrant’s majority voting standard method. Wesley Cummins failed to be re-elected, and, as discussed above, on October 24, 2023, the Board accepted Mr. Cummins resignation. The results of the election of directors are summarized as follows:

	For	Against	Abstain	Broker Non-Votes
Scott Arnold	20,709,273	3,941,978	57,750	7,223,738
Jason Cohenour	20,242,575	4,419,975	46,451	7,223,738
Wesley Cummins	12,255,526	12,391,402	62,073	7,223,738
Jeffery Gardner	20,576,367	4,089,505	43,129	7,223,738
Henry Maier	19,714,298	4,940,252	54,451	7,223,738
Roxanne Oulman	21,520,194	3,143,863	44,944	7,223,738
Jorge Titinger	19,531,258	5,137,958	39,785	7,223,738
Kirsten Wolberg	20,637,306	4,013,251	58,444	7,223,738

In addition to the election of directors, the results of voting on other matters at the Annual Meeting are summarized as follows:

Proposal 2	For	Against	Abstain	Broker Non-Votes
Ratify the appointment of Deloitte & Touche, LLP as the Company’s independent auditors for the fiscal year ending February 29, 2024	30,857,158	659,915	415,666	-

Proposal 3	For	Against	Abstain	Broker Non-Votes
Approve, on an advisory basis, the executive compensation described in the proxy statement (“Say-on-Pay”)	20,924,497	3,726,266	58,238	7,223,738

Proposal 4	For	Against	Abstain	Broker Non-Votes
Approve the amendment to the Plan to (1) increase the number of shares of common stock available, and thereby increase the number of shares that can be granted as incentive stock options under the Amended Plan, by 1,748,000 shares to a total of 14,598,000 shares, (2) increase the number of shares that may be granted to any employee during any fiscal year by 200,000 shares to 500,000 shares, and (3) extends the right to grant awards under the plan through June 1, 2033	21,101,961	3,584,770	22,270	7,223,738

Proposal 5	For	Against	Abstain	Broker Non-Votes
Approve the amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of common stock by 100,000,000 shares to 180,000,000 shares.	19,017,398	12,873,963	41,378	-

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALAMP CORP.

Date:	October 26, 2023	By:	/s/ Jikun Kim
Jikun Kim Senior Vice President and CFO (Principal Financial Officer)